SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 _________________________________________________
Date of Report (Date of earliest event reported): May 11, 2001
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer I.D. No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit No.                Description

          4.1                       Form of 6.55% Notes due 2011
          4.2                       Form of 7.30% Debentures due 2031

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATERPILLAR INC.

By: /s/ R. Rennie Atterbury III
Vice President

Date:   May 15, 2001

      EXHIBIT INDEX

     Exhibit No.                Description

          4.1                       Form of 6.55% Notes due 2011
          4.2                       Form of 7.30% Debentures due 2031